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                                                 Filed Pursuant to Rule 497(e)
                                                 Registration File No.: 33-23669


               SUPPLEMENT DATED APRIL 1, 2002 TO THE PROSPECTUS OF
                         MORGAN STANLEY STRATEGIST FUND
                             DATED OCTOBER 15, 2001


The second paragraph of the section of the Prospectus titled "THE FUND -- Fund Management" is hereby replaced by the following:


    Mark Bavoso, a Managing Director of the Investment Manager, is the Fund's primary portfolio manager responsible for overall asset allocation. The equity portion of the Fund's portfolio is managed by the Domestic Asset Allocation team. Mr. Bavoso is a current member of that team. The fixed-income portion of the Fund's portfolio is managed by the Taxable Fixed-Income team. Paul F. O'Brien, an Executive Director of the Investment Manager, is a current member of that team.